UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 30, 2020

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

Not Applicable

Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693-02	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Ferrellgas Partners, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Partners Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Ferrellgas, Inc. (the “General Partner”), the general partner of Ferrellgas Partners, L.P. and Ferrellgas, L.P., and James E. Ferrell entered into (i) an offer letter (the “Offer Letter”), effective as of December 30, 2020, and (ii) an Employment Agreement (the “Employment Agreement”) and an Executive Confidentiality and Restrictive Covenants Agreement (the “Confidentiality and Restrictive Covenants Agreement”), both effective as of December 31, 2020 (the “Commencement Date”), pursuant to which Mr. Ferrell will serve as President and Chief Executive Officer of the General Partner beginning on the Commencement Date, transitioning from his current title of Interim President and Chief Executive Officer, which interim title he has held since September 27, 2016. Mr. Ferrell will continue to serve as the principal executive officer for purposes of the Securities Exchange Act of 1934, as amended.

Pursuant to the Offer Letter, Mr. Ferrell will report to the board of directors of the General Partner. As compensation for Mr. Ferrell’s services he will: (i) be paid an annual base salary of $900,000, (ii) receive a sign-on bonus of $2,000,000, (iii) be eligible to participate in the General Partner’s Short Term Incentive Plan, and (iv) be eligible for medical, dental and visions benefits provided by the General Partner. Consistent with the terms of the Offer Letter, the Employment Agreement further provides that Mr. Ferrell will be included, to the extent eligible under the terms and conditions, in all of the General Partner’s plans providing benefits for its employees.

Pursuant to the terms of the Employment Agreement, Mr. Ferrell will serve as President and Chief Executive Officer for a period beginning on the Commencement Date and continuing for two years, unless earlier terminated by Mr. Ferrell or the General Partner as provided for in the Employment Agreement, with the Employment Agreement automatically terminating on December 31, 2022, unless either party provides no less than 90-days advance written notice prior to expiration. Mr. Ferrell will be entitled to receive the base salary, short-term incentive plan participation and eligibility for medical, dental and vision benefits as described in the Offer Letter, as well as certain severance benefits based on the nature of his termination. Upon termination for Cause (as defined in the Employment Agreement), or upon resignation without Good Reason (as defined in the Employment Agreement), death or disability, Mr. Ferrell will be entitled to receive: (i) all accrued unpaid base salary through the date of termination; (ii) all accrued but unused vacation days; and (iii) any properly documented reimbursable business expenses (collectively, the “Accrued Obligations”).

If Mr. Ferrell’s employment is terminated by the General Partner without Cause or if Mr. Ferrell parts with the General Partner for Good Reason, Mr. Ferrell will be entitled to receive: (i) the Accrued Obligations; (ii) a lump sum payment of any amounts remaining under the Employment Agreement; and (iii) subject to Mr. Ferrell’s election of and qualification for continuation coverage, for a period of 12 consecutive months following termination of employment, premium costs for certain insurance benefits in the monthly amount the General Partner was paying toward Mr. Ferrell’s General Partner-provided group health plan insurance coverage immediately prior to his cessation of employment.

The Employment Agreement also requires that Mr. Ferrell enter into the Confidentiality and Restrictive Covenants Agreement, pursuant to which Mr. Ferrell covenants not to compete with the General Partner or any of its subsidiaries and affiliates, or solicit members of senior leadership or business partners, during his employment and for five years thereafter. The Confidentiality and Restrictive Covenants Agreement also contains customary confidentiality and non-disclosure covenants.

On December 30, 2020, the Compensation Committee of the Board of Directors of the General Partner awarded Mr. Ferrell a one-time bonus of $1,500,000, less applicable withholdings, in his capacity as Interim Chief Executive Officer and President, for his effort in executing the operational turnaround of the business and overseeing the execution of the Transaction Support Agreement entered into on December 10, 2020 by the General Partner and certain of its affiliates.

The foregoing description is not a complete description of the Offer Letter, Employment Agreement or Confidentiality and Restrictive Covenants Agreement, and is qualified in its entirety by reference to the full text of each of the Offer Letter, Employment Agreement and Confidentiality and Restrictive Covenants Agreement, copies of which are attached hereto as Exhibit 10.1, 10.2 and 10.3, respectively, and are incorporated by reference in this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Offer Letter, effective as of December 30, 2020, by and among Ferrellgas, Inc. and James E. Ferrell

10.2	Employment Agreement, dated as of December 31, 2020, by and among Ferrellgas, Inc. and James E. Ferrell

10.3	Executive Confidentiality and Restrictive Covenants Agreement, dated as of December 31, by and among Ferrellgas, Inc. and James E. Ferrell

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P. By: Ferrellgas, Inc., its general partner

Date: January 5, 2021	By:	/s/ Brian W. Herrmann
Name: Brian W. Herrmann
Title: Interim Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer)
Ferrellgas Partners Finance Corp.

Date: January 5, 2021	By:	/s/ Brian W. Herrmann
Name: Brian W. Herrmann
Title: Interim Chief Financial Officer and Sole Director
Ferrellgas, L.P. By: Ferrellgas, Inc., Ferrellgas GP II, LLC and Ferrellgas GP III, LLC, its general partners

Date: January 5, 2021	By:	/s/ Brian W. Herrmann
Name: Brian W. Herrmann
Title: Interim Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer)
Ferrellgas Finance Corp.

Date: January 5, 2021	By:	/s/ Brian W. Herrmann
Name: Brian W. Herrmann
Title: Interim Chief Financial Officer and Sole Director